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                     VAN KAMPEN WORLDWIDE HIGH INCOME FUND
                                PORTFOLIO OF THE
                          VAN KAMPEN SERIES FUND, INC.

                       SUPPLEMENT DATED JANUARY 21, 2000
                    TO THE PROSPECTUS DATED OCTOBER 28, 1999

     The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- GENERAL - PORTFOLIO MANAGEMENT" is deleted and replaced with the following:

     PORTFOLIO MANAGEMENT. Robert Angevine, Gordon W. Loery, Stephen F. Esser, Abigail L. McKenna and Deanna L. Loughnane are responsible as comanagers for the day-to-day management of the Fund's investment portfolio.

     Mr. Angevine is a Principal of Morgan Stanley & Co. Incorporated and the Subadviser and the portfolio manager for high yield investments. He has shared primary management responsibility for the Fund since it commenced operations. Prior to joining the Subadviser in October 1988, he spent over eight years at Prudential Insurance where he was responsible for one of the largest open-end high yield mutual funds in the country. His other experience includes international treasury operations at a major pharmaceutical company and commercial banking. Mr. Angevine received a B.A. in Economics from Lafayette College and an M.B.A. from Fairleigh Dickinson University.

     Mr. Loery, a Principal of the Subadviser and Morgan Stanley & Co. Incorporated, joined the Subadviser as a Fixed Income Analyst in 1990. Previously, he worked in Fixed Income at Alex Brown and Mabon Nugent and managed commodity pools for a private firm. He has a degree in economics from Cornell University, is a Chartered Financial Analyst and a member of the NYSSA. He has shared primary responsibility for managing the Fund's assets since April 1999.

     Mr. Esser, a Managing Director of Morgan Stanley & Co. Incorporated, has shared primary responsibility for managing the Fund's assets since October 1998. He joined the Subadviser in 1996 and has been a portfolio manager with Miller Anderson & Sherrerd, LLP ("MAS") since 1988. He assumed responsibility for the MAS-advised MAS Fund's High Yield Portfolio in 1989. Mr. Esser is a member of the New York Society of
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Security Analysts and has a B.S. degree (Summa Cum Laude; Phi Beta Kappa) from the University of Delaware.

     Ms. McKenna has shared primary responsibility for managing the Fund's assets since 1996. Ms. McKenna joined the Subadviser in 1996 and is a Principal of the Subadviser and Morgan Stanley & Co. Incorporated. She focuses primarily on the trading and management of the emerging markets debt portfolios. Prior to joining the Subadviser, she was a senior portfolio manager at MIMCO and a Limited Partner at Weiss Peck & Greer from 1991 to 1995 where she was responsible for the trading and management of Corporate Bond Portfolios. She holds a B.A. in International Relations from Georgetown University and is a Chartered Financial Analyst.

     Ms. Loughnane has shared primary responsibility for managing the Fund's assets since January 2000. She joined the Subadviser as a financial analyst in 1997 and currently is a Principal of Morgan Stanley & Co. Incorporated. Prior to joining the Subadviser, Ms. Loughnane was a Vice President and Senior Corporate Bond Analyst for Putnam Investments from 1993 to 1997.